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                                                                    EXHIBIT 10.2

                       AFFIDAVIT OF JAHAN "JOHN" EFTEKHAR
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     BEFORE ME, the undersigned authority, on this day personally appeared
JAHAN ("JOHN") EFTEKHAR, known to me to be the person whose name is subscribed to the foregoing instrument, and after being duly sworn by me, on oath, deposed and stated as follows:

"My name is JAHAN ("JOHN") EFTEKHAR. I am a resident of San Antonio, Bexar County, Texas. I received a Ph.D. in Mechanical Engineering from the University of Texas at Arlington in May, 1983. I am currently an Associate Professor of Mechanical Engineering at the University of Texas at San Antonio. In addition to my duties with the University of Texas at San Antonio, I am a principal in Inno Tech Engineering Services, 8627 Cinnamon Creek, Bldg. 301, San Antonio, Texas 78240. Further, I was initially a share holder in Thunder Ranch which subsequently became Composite Automobile Research, Ltd.

Mr. Michael Van Steenburg was employed with Inno Tech Engineering Services when he was contacted by Mr. Brock Vinton (sic) to design a composite vehicle which was named "Island Car". Mr. Thomas McBurnie was commissioned by Vinton and Van Steenburg to fabricate the "Island Car" according to the supplied specifications and blue prints. The island car project was quickly terminated and Brock/Van Steenburg started on another design of this passenger vehicle.

The "WorldStar" is an all composite utility truck manufactured and designed by Composite Automobile Research Ltd. This vehicle which is designed for production and use in developing countries. The design layout of this vehicle is of such that it can convert from an open truck to a van or a car. This vehicle, except for the body material, has no resemblance to the "Island Car" which was designed by Michael Van Steenburg.

Further, affiant sayeth not.


                                            /s/ J.E. Eftekhar
                                            ------------------------------------
                                            Jahan ("John") Eftekhar, Ph.D., P.E.

SUBSCRIBED AND SWORN TO BEFORE ME by the said JAHAN ("JOHN") EFTEKHAR, PH.D., P.E. on the 9th day of January, 1998, to certify which witness my hand and official seal of office.


[SEAL] ANTONIO M. ALVARADO                  /s/ Antonio M. Alvarado
   Notary Public: State of Texas            ------------------------------------
 My Commission Expires 02/11/98             Notary Public, State of Texas

                                            Printed Name: ANTONIO M. ALVARADO
                                            My Commission Expires: 2/11/98